Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TOSECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB of New Medium Enterprises, Inc. (the “Company") on Form 10-QSB for the period ended December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Geoffrey Russell, President & Chief Operating Officer and President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Geoffrey Russell
Chief Operating Officer and President

February 14, 2008